Exhibit 99.1

REPORT OF INDEPENDENT AUDITORS

AND FINANCIAL STATEMENTS

Impact BioMedical Inc and Subsidiaries

December 31, 2019 and 2018

1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Director and Stockholders of Impact BioMedical Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Impact BioMedical Inc. and its subsidiaries (the “Company”) as of December 31, 2019 and 2018 and the related consolidated statements of operations, stockholders’ equity (deficit) and cash flows for the years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2019 and 2018, and the results of its consolidated operations and its consolidated cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Turner, Stone & Company, L.L.P.

Dallas, Texas

May 4, 2020

We have served as the Company’s auditor since 2020.

Impact BioMedical Inc and Subsidiaries

Consolidated Balance Sheets

Impact Biomedical Inc. and Subsidiaries

Consolidated Balance Sheet

	December 31,	December 31,
	2019	2018
Asset
Cash	$108,731	$35,375
Prepaid Expense	30,700	22,761
Investment in Security by Equity Method		5,312
Total Asset	$139,431	$63,448

Liabilities
Accounts Payable	$7,021	$77,018
Total Liabilities	$7,021	$77,018

Stockholders’ Equity
Common Stock, $0.001 Par Value,
100,000,000 shares authorized,
1,000 Issued and Outstanding	$1	$1
Additional Paid In Capital	1,732,590	1,183,135
Accumulated Deficit	(1,646,208)	(1,191,772)
Total Stockholders’ Equity (Deficit)	86,383	(8,636)
Non-Controlling Interests	46,027	(4,934)
Total Stockholders’ Equity (Deficit)	$132,410	$(13,570)

Total Liabilities & Stockholders’ Equity	$139,431	$63,448

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Impact BioMedical Inc and Subsidiaries

Consolidated Statement of Operations

Impact Biomedical Inc. and Subsidiaries

Consolidated Statements of Operations

For the Year Ended December 31, 2019 and 2018

	2019	2018
Operating Expense
Research & Development	$340,628	$634,312
Professional Services	143,933	373,394
Marketing	5,000	25,950
Other General Expense	33,600	20,931
Total Operating Expense	523,161	1,054,587

Other Expense
Financial Services	544	683
Loss from Security Investment by Equity Method	40,314	49,688
Loss from Acquisition	90,001	-
Total Other Expense	130,859	50,371

Net Loss	$(654,020)	$(1,104,958)

Net Loss Attributable to Non-Controlling Interests	(199,584)	(401,803)

Net Loss Attributable to Common Stockholders	$(454,437)	$(703,155)

Net Loss Per Share - Basic and Diluted	$(454.44)	$(703.15)

Weighted Average Common Shares Outstanding - Basic and Diluted	1,000	1,000

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Impact BioMedical Inc and Subsidiaries

Consolidated Statements of Stockholders’ Equity (Deficit)

Impact Biomedical Inc. and Subsidiaries

Consolidated Statements of Stockholders’ Equity (Deficit)

For the Years Ended on December 31, 2019 and 2018

	Common Stock		Additional		Non-	Total
	Shares	Par Value $0.001	Paid in Capital	Accumulated Deficit	controlling Interests	Stockholders Equity
Balance at January 1, 2018	1,000	$1	$539,731	$(488,616)	$29,209	$80,324

Proceeds from Shareholders			643,404		367,660	1,011,064

Net loss				(703,155)	(401,803)	(1,104,958)

Balance at December 31, 2018	1,000	$1	$1,183,135	$(1,191,772)	$(4,934)	$(13,570)

Proceeds from Shareholders			549,455		250,545	800,000

Net Loss				(454,436)	(199,584)	(654,020)

Balance at December 31, 2019	1,000	$1	$1,732,590	$(1,646,208)	$46,027	$132,410

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Impact BioMedical Inc and Subsidiaries

Consolidated Statements of Cash Flows

Impact Biomedical Inc. and Subsidiaries

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2019 and 2018

	2019	2018
Cash Flows From Operating Activities
Net Loss from Operations	$(654,020)	$(1,104,958)
Adjustments to Reconcile Net Loss to Net Cash Used in Operating Activities:
Loss from Acquisition	90,001	-
Loss from Investment in Security by Equity Method	40,314	49,688
Changes in Operating Assets and Liabilities
Prepaid Expense	(7,940)	1,566
Accounts Payable	(81,157)	(45,145)
Net Cash Used in Operating Activities	(612,802)	(1,098,849)

Cash Flows From Investing Activities
Acquisition of Securities	(91,000)	-
Cash from Acquistion	13,158	-
Investment in Joint Venture	(36,000)	(55,000)
Net Cash Used in Investing Activities	(113,842)	(55,000)

Cash Flows From Financing Activities
Proceeds from Shareholders	800,000	986,064
Net Cash Provided by Financing Activities	800,000	986,064

Net Increase (Decrease) in Cash	73,356	(167,785)

Cash - Beginning of Year	35,375	178,160
Cash - End of Year	$108,731	$10,375

Non Cash Investmnet in Joint Venture	$-	$25,000

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IMPACT BioMedical Inc and Subsidiaries

Notes to Consolidated Financial Statements

Note 1 – Nature of Operations and Basis of Presentation

Nature of Operations

Impact BioMedical Inc (the “Company”) was incorporated in the State of Nevada as a for-profit company on October 16, 2018 and established a fiscal year end of December 31st. The Company issued 1,000 shares to Global BioMedical Pte. Ltd., which is wholly–owned by Singapore eDevelopment Limited (“SeD Ltd”), a multinational public company, listed on the Singapore Exchange Securities Trading Limited (“SGXST”).

The Company is committed to both funding research and developing intellectual property portfolio. Global BioLife, Inc. (“Global BioLife”), one of the Company’s subsidiaries and the main operating company of the group, focuses on research in three main areas: (i) development of a universal therapeutic drug platform; (ii) a new sugar substitute; and (iii) a multi-use fragrance. Global BioLife established a joint venture, Sweet Sense, Inc. (“Sweet Sense”), with Quality Ingredients, LLC for the development, manufacture, and global distribution of the new sugar substitute and owns 50% of Sweet Sense. On November 8, 2019, the Company purchased 50% of Sweet Sense, Inc. from Quality Ingredients, LLC for $91,000. Sweet Sense is now an 81.8% owned subsidiary of the Company.

Basis of Presentation and Principles of Consolidation

The Common Control Transactions resulted in the basis of accounting for the financial reporting period in 2018. The consolidated financial statements were retrospectively adjusted for the operating results of Global Biolife as of January 1, 2018 for comparative purposes as the entities were under common control. ASC 805-50-45 defines the transfer of a business among entities under common control at carrying amount with retrospective adjustment of prior period financial statements when reporting entity is changed. ASC 250 defines a change in the reporting entity as a change that results in financial statements that, in effect, are those of a different reporting entity. The Management believed that the acquisitions of Global BioMedical, Inc. and Global Biolife led to change in the reporting entity.

The Company’s consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The consolidated financial statements include all accounts of the Company and its majority owned and controlled subsidiaries. The Company consolidates entities in which it owns more than 50% of the voting common stock and controls operations. All intercompany transactions and balances among consolidated subsidiaries have been eliminated.

The consolidated financial statements include all accounts of the entities as of the reporting period ending dates and for the reporting periods as follows:

	State or other		Attributable	Attributable
Name of consolidated	jurisdiction of incorporation or	Date of incorporation	interest as of December 31,	interest as of December 31,
subsidiary	organization	or formation	2019	2018
Global BioMedical, Inc.	Nevada	April, 18, 2017	90.9%	90.9%
Global BioLife, Inc.	Nevada	April 14, 2017	63.6%	63.6%
Biolife Sugar, Inc	Nevada	April 23, 2018	63.6%	63.6%
Happy Sugar Inc	Nevada	August 17, 2018	63.6%	63.6%
Sweet Sense Inc.	Nevada	April 30, 2018	81.8%	31.8%
SeD BioLife International, Inc.	Nevada	March 29, 2017	100%	100%
SeD BioMedical International Inc.	Nevada	March 13, 2017	100%	100%
Global Sugar Solutions Inc.	Nevada	November 7, 2019	80%	n/a

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IMPACT BioMedical Inc and Subsidiaries

Notes to Consolidated Financial Statements

All intercompany balances and transactions have been eliminated. Non–controlling interest represents the minority equity investment in the Company’s subsidiaries, plus the minority investors’ share of the net operating results and other components of equity relating to the non–controlling interest.

As of December 31, 2019 and 2018, the aggregate noncontrolling interest was $46,027 and a deficit of $4,934, respectively, which are separately disclosed on the Consolidated Balance Sheet.

On the date of incorporation, Global BioLife issued 800 shares to Global BioMedical. Inc., 100 shares to GRDG Sciences, LLC (“GRDG”) and 100 to Holista Colltech Limited. Based on the Global BioLife’s Stockholders Agreement signed on April 26, 2017, Global BioMedical Inc agreed to transfer 10% of it’s ownership in Global BioLife to GRDG Sciences, LLC upon successful completion of certain goals. GRDG Sciences, LLC fulfilled required goals and 100 shares was transferred on September 12, 2017.

On November 7, 2018, the Company entered into two Capital Contribution Agreements. First Capital Contribution Agreement (“GBMI Agreement”), was entered between the Company, Global BioMedical Pte. Ltd. (“Global BioMedical”), a Singapore limited company, and Global BioMedical. Inc. (“GBMI”), a Nevada corporation. Prior to this agreement Global BioMedical owned 90.91% of the issued and outstanding capital equity in GBMI and 100% of issued and outstanding shares of the Company. Based on GBMI Agreement, Global BioMedical contributed all of its ownership in GBMI to the Company. Another Capital Contribution Agreement (“SeD BioLife Agreement”) was entered between the Company, Global BioMedical and SeD BioLife International, Inc. (“SeD BioLife”), a Nevada Corporation. Prior to this agreement Global BioMedical owned 100% of the issued and outstanding capital equity in SeD BioLife. Based on the SeD BioLife Agreement, Global BioMedical contributed all its ownership in SeD BioLife to the Company.

Note 2 – Summary of Significant Accounting and Reporting Policy

Use of estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the dates of the balance sheets and reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates.

Earnings (Loss) per Share

Basic earnings (loss) per share is computed by dividing the net income (loss) attributable to the common stockholders by weighted average number of shares of common stock outstanding during the period. Fully diluted earnings (loss) per share is computed similar to basic income (loss) per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. There were no dilutive financial instruments issued or outstanding for the periods ended December 31, 2019 or 2018.

Fair Value of Financial Instruments

For purpose of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation.

Cash and cash equivalents

The Company considers all highly liquid investments with a maturity of three months or less at the date of acquisition to be cash equivalents. There were no cash equivalents as of December 31, 2019 and December 31, 2018.

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IMPACT BioMedical Inc and Subsidiaries

Notes to Consolidated Financial Statements

Investment in Securities Under Equity Method Accounting

BioLife Sugar, Inc. (“BioLife”), a subsidiary consolidated under the Company, entered into a joint venture agreement on April 25, 2018 with Quality Ingredients, LLC (“QI”). The agreement created Sweet Sense which is 50% owned by BioLife and 50% owned by QI. Management believes its 50% investment represents significant influence over Sweet Sense and accounts for the investment under the equity method of accounting. As of December 31, 2018, BioLife contributed $55,000 to the joint venture and recorded its proportionate share losses totaling $49,687 recorded as loss on investment in security by equity method in the Consolidated Statements of Operations. As of November 08, 2019, the total investment in joint venture was equal to $91,000 and the proportionate losses totaled $90,001.

On November 8, 2019, Impact BioMedical Inc., a subsidiary of the Company, purchased 50% of Sweet Sense from QI for $91,000. Consequently, Sweet Sense is now an 81.8% owned subsidiary of the Company, and therefore, is now consolidated into the consolidated financial statements.

Research and Development

Research and development costs are expensed as incurred. Total research and development costs were $340,628 and $634,312 for the years ended December 31, 2019 and 2018, respectively.

Income taxes

Deferred income tax assets and liabilities are determined based on the estimated future tax effects of net operating loss and credit carry-forwards and temporary differences between the tax basis of assets and liabilities and their respective financial reporting amounts measured at the current enacted tax rates. The Company records an estimated valuation allowance on its deferred income tax assets if it is more likely than not that these deferred income tax assets will not be realized.

The Company recognizes a tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by taxing authorities, based on the technical merits of the position. The tax benefits recognized in the consolidated financial statements from such a position are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. The Company has not recorded any unrecognized tax benefits. The Company’s policy is to recognize interest and penalties related to income taxes in income tax expense.

Subsequent Events

Subsequent events are events or transactions that occur after the balance sheet date but before the financial statements are available to be issued.

The Company’s financial statements do not recognize subsequent events that provide evidence about conditions that did not exist at the date of the balance sheet but arose after the balance sheet date and before financial statements are available to be issued.

Recent Accounting Standards

Financial Instruments

The Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) FASB ASU 2016-01 – Financial Instruments – Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities – The changes to the current U.S. GAAP model primarily affect the accounting for equity investments, financial liabilities under the fair value option, and the presentation and disclosure requirements for financial instruments.

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IMPACT BioMedical Inc and Subsidiaries

Notes to Consolidated Financial Statements

Non-Controlling Interests

In July 2017, the FASB issued ASU No. 2017-11, Earnings Per Share (Topic 260), Distinguishing Liabilities from Equity (Topic 480); Derivatives and Hedging (Topic 815): (Part I) Accounting for Certain Financial Instruments with Down Round Features, (Part II) Replacement of the Indefinite Deferral for Mandatorily Redeemable Financial Instruments of Certain Nonpublic Entities and Certain Mandatorily Redeemable Noncontrolling Interests with a Scope Exception (“ASU 2017-11”). ASU 2017-11 is intended to simplify the accounting for financial instruments with characteristics of liabilities and equity. Among the issues addressed are: (i) determining whether an instrument (or embedded feature) is indexed to an entity’s own stock; (ii) distinguishing liabilities from equity for mandatorily redeemable financial instruments of certain nonpublic entities; and (iii) identifying mandatorily redeemable noncontrolling interests. The Company adopted ASU 2017-11 on January 1, 2019 and determined that this ASU did not have a material impact on the consolidated financial statements.

Note 2. Prepaid Expenses

Prepaid expenses for the years ended December 31, 2019 and 2018 include mostly research and development fees paid to GRDG in the amounts of $30,700 and $22,761, respectively.

Note 3. Shareholders’ Equity

On October 16, 2018, 1,000 shares of common stock were issued to Global BioMedical Pte. Ltd.

On November 21, 2018 the Company increased its authorized shares from 10,000 to 100,000,000 common shares with a par value of $0.001 per share. No preferred shares have been authorized or issued.

Note 5. Related Party Transactions

Research and Development Activities

Based on Shareholders Agreement entered into on April 26, 2017, the Company should fund the scientific operations of GRDG, a company involved in research and development of biomedical products and owned by Daryl Thompson, a director of many subsidiaries of the Company, to do the development and research works on the biomedical products for the Company. Initial monthly payments were agreed to be $20,994 plus any additional amounts that would be necessary and agreed by the Board of Directors. The monthly payments were adjusted for the increase in rent of GRDG office and general inflation. Current monthly payments equal to $23,319. The Company incurred expenses of $303,071 and $ 285,573 for the years ended December 31, 2019 and 2018, respectively. On December 31, 2019 and December 31, 2018, the Company owed this related party $0 and had prepaid monthly fees of $30,700 and $22,761, respectively.

Administrative and Accounting Services

SeD Development Management, LLC, an indirect subsidiary of SeD Ltd, provides administrative and accounting services to the Company and its subsidiaries. The Company incurred expenses of $6,000 and $4,000 for the years ended December 31, 2019 and 2018, respectively. On December 31, 2019 and December 31, 2018, the Company owed this related party $0.

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IMPACT BioMedical Inc and Subsidiaries

Notes to Consolidated Financial Statements

Note 6 - Commitments and Contingencies

Leases

At December 31, 2019, Impact BioMedical, Inc. had not entered into any leases, as the Company had no employees.

Royalty Agreement

On August 15, 2018, the Company entered into Royalty Agreement with Chemia Corporation (“Chemia”) pursuant to which Chemia transferred to the Company all of its right to 3F (Functional Fragrance Formulation). 3F consists of 3F Mosquito Repellant and 3F Anti-Viral formulations. Based on the Royalty Agreement, the Company should cover all the costs to prepare and finalize necessary patent application and other intellectual property related to 3F. Chemia agreed to support the Company in efforts leading to development of 3F intellectual property and it’s licensing. Based on Royalty Agreement any payments received from development, sales, licensing or transfer of 3F technology will be paid 50% to the Company and 50% to Chemia. On November 27, 2018, Company and Chemia signed an Addendum to Royalty Agreement (“Addendum”), according to which the Company granted Chemia a royalty-based limited license for purposes of making and selling fragrances embodying the 3F technology. Based on the Addendum, Chemia should pay the Company 5% of net sales in royalty. On November 8, 2019, both companies entered into Amendment no.1 to Royalty Agreement, based on which certain expenses bore by the Company towards patent application and licensing should be reimbursed to the Company before any royalty payments are made. As on December 31 2019 and 2018 there were no reimbursements or royalties paid to the Company and the Company cannot be assured that Chemia’s efforts will end up in any future sales of the technology.

Note 7 – Income Taxes

On December 22, 2017, the “Tax Cuts and Jobs Act” (TCJA) was signed into law that significantly reformed the Internal Revenue Code of 1986, as amended. The TCJA reduces the corporate tax rate to 21 percent beginning with years starting January 1, 2018. The deferred tax assets and liabilities have been adjusted to the newly enacted U.S. corporate rate and the related impact to the tax expense has been recognized in the current year.

The components of income tax expense and the effective tax rates for the years ended December 31, 2019 and 2018 are as follows:

	Year Ended December 31,
	2019	2018
Current:
Federal	$-	$-
State	-	-
Total Current	-	-
Deferred:
Federal	(530,629)	(393,285)
State	(151,034)	(122,106)
Total Deferred	(681,663)	(515,390)
Valuation Allowance	681,663	515,390
Total Incom Tax Expense	$-	$-

Pre-tax Loss	$(645,020)	$(1,104,958)

Effective Income Tax Rate	0%	0%

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IMPACT BioMedical Inc and Subsidiaries

Notes to Consolidated Financial Statements

A reconciliation of our income tax expense at federal statutory income tax rate of 21% to our income tax expense at the effective tax rate is as follows:

	Year Ended December 31,
	2019	2018
Tax at the Statutory Federal Rate	$(137,344)	$(232,041)
State Income Taxes (Net of Federal Benefit)	(28,929)	(72,043)
Changes in Valutation Allowance, Net	166,273	304,084
Total Income Tax Expense	$-	$-

Deferred tax assets consist of the following at December 31, 2019 and 2018:

	Year Ended December 31,
	2019	2018

Net Operating Loss	681,663	515,390
	681,663	515,390
Valuation Allowance	(681,663)	(515,390)
Net Deferred Tax Asset	-	-

As of December 31, 2019 and 2018, the Company has net operating loss carry-forwards of $2,526,804and $1,872,784, respectively. The Company does not have other temporary differences. As of December 31, 2019 and 2018, the total deferred tax assets carry-forward were $681,663 and $515,390, respectively. The deferred tax assets could be carried forward for 20 years. The full utilization of the deferred tax assets in the future is dependent upon the Company’s ability to generate taxable income. Considering the development stage of the Company, management believed that it was probable that the Company would not use tax assets in the near future. Accordingly, a valuation allowance of an equal amount has been established. As of the years ended December 31, 2019 and 2018, the valuation allowance were $681,663 and $515,390, respectively. During the year ended December 31, 2019, the valuation allowance increased by $166,273. No deferred tax assets were recorded on years ended December 31, 2019 and 2018.

The federal income tax returns of the Company are subject to examination by the IRS, generally for three years after they are filed. The tax returns for the years ended December 31, 2018 and 2017 are still subject to examination by the taxing authorities.

Note 8 – Subsequent Events

On March 31, 2020 the Company issued 13,896,069 shares of common stock to its sole shareholder Global BioMedical Pte. Ltd. in consideration of the $2,779,214 invested in the Company.

On March 12, 2020 Singapore eDevelopment Ltd., Global BioMedical Pte Ltd., Document Security Systems, Inc (“DSS”) and DSS BioHealth Security Inc. (“DSS BioHealth”) signed Term Sheets and subsequently on April 21, 2020, these four companies entered into Share Exchange Agreement, based on which Global BioMedical Pte Ltd. agreed to sell all of the issued and outstanding shares of the Company to DSS BioHealth in exchange for the combination of common and preferred shares of DSS. The closing of this transaction is contingent upon DSS shareholders’ approval and all parties meeting the conditions of the Share Exchange Agreement. Our Company’s Chairman, who is also the largest shareholder of Singapore eDevelopment Ltd., is the beneficial owner of approximately 36.97% of the outstanding shares of DSS and is the Chairman of the Board of Directors of DSS. The Company is currently supporting Global BioMedical Pte Ltd. in meeting the closing conditions.

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